CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Preferred Stock, shares authorized	1,000,000	1,000,000	1,000,000
Preferred Stock, shares issued	0	0	0
Preferred Stock, shares outstanding	0	0	0
Common Stock, par or stated value	$ 0.001		$ 0.001
Common Stock, shares authorized	100,000,000	100,000,000	100,000,000
Common Stock, shares issued	46,985,517	46,985,517	46,985,517
Common Stock, shares outstanding	46,985,517	46,985,517	46,985,517